Exhibit 10.7

FOURTH AMENDMENT TO OFFICE LEASE

This FOURTH AMENDMENT TO OFFICE LEASE (“Fourth Amendment”) is made and entered into as of 11/6, 2018 (the “Effective Date”), by and between REDWOOD CITY PARTNERS, LLC, a Delaware limited company (“Landlord”), and BOX, INC., a Delaware corporation (“Tenant”).

R E C I T A L S :

A.    Landlord and Tenant entered into that certain Office Lease dated September 15, 2014 (the “Office Lease”), whereby Landlord leases to Tenant and Tenant leases from Landlord those certain premises (the “Premises”) consisting of a total of 334,212 rentable square feet of space, to be located within those certain office buildings (the “Buildings”) located 900 Jefferson Avenue, Redwood City, California and 900 Middlefield Avenue, Redwood City, California. The Office Lease, as amended by the First Amendment to Office Lease dated March 17, 2015, the Second Amendment to Office Lease dated October 22, 2015, and the Third Amendment to Office Lease dated September 21, 2017, is referred to herein as the “Lease”.

B.    Tenant has agreed, subject to the terms of this Fourth Amendment, to reduce the number of parking spaces used by Tenant in the Project parking facilities by ten (10) spaces (the “Released Spaces”) to allow Landlord to grant another Tenant in the Project the right to use such Released Spaces.

C.    Landlord and Tenant desire to document the Released Spaces and otherwise amend the Lease as provided herein

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Effective Date, Landlord and Tenant hereby agree as follows:

1.    Capitalized Terms. All capitalized terms when used herein shall have the same meaning as is given such terms in the Lease unless expressly superseded by the terms of this Fourth Amendment.

2.    Released Spaces. Effective as of the date hereof, the number of Parking Passes that Tenant is entitled to use under the Lease is reduced by the number of the Released Spaces (i.e., by ten (10) passes). Tenant acknowledges that Landlord intends to grant another tenant of the Building the right to use the Released Spaces. Notwithstanding the foregoing, if at any time after the date hereof, Tenant reasonably determines that it requires the use of all or any of the Released Spaces, Tenant shall have the right to reclaim all or any of such Released Spaces by giving not less than sixty (60) days prior written notice thereof to Landlord.

3.    Conflict; No Further Modification. In the event of any conflict between the terms and provisions of the Lease and the terms and provisions of this Fourth Amendment, the terms and provisions of this Fourth Amendment shall prevail. Except as specifically set forth in this Fourth Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

4.    Signatures. The parties hereto consent and agree that this Fourth Amendment may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1) to the extent a party signs this Fourth Amendment using electronic signature technology, by clicking “SIGN”, such party is signing this Fourth Amendment electronically, and (2) the electronic signatures appearing on this Fourth Amendment shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures.

[Signatures appear on next page.]

IN WITNESS WHEREOF, Landlord and Tenant have caused this Fourth Amendment to be executed on the date or dates set forth below, and such date, or the later date if there is more than one, shall be inserted at the beginning of this Fourth Amendment as the Effective Date.

“LANDLORD”:

REDWOOD CITY PARTNERS, LLC
a Delaware limited liability company

By:	KR Redwood City Member, LLC,
a Delaware limited liability company,
Its: Managing Member

	By:	Kilroy Realty, L.P.,
a Delaware limited partnership
Its: Sole Member

		By:	Kilroy Realty Corporation
a Maryland corporation
Its: General Partner

			By:	/s/Jeffrey C. Hawken
			Name:	Jeffrey C. Hawken
			Its:	COO

			By:	/s/John Fucci
			Name:	John Fucci
			Its:	EVP - Asset Management

			Date:	11/9/2018

“TENANT”:

BOX, INC.,
a Delaware corporation

By:	/s/David Leeb
Name:	David Leeb
Its:	General Counsel

By:
Name:
Its:

Date: